Exhibit 99.1

MULLEN RECEIVES FAVORABLE DECISION FROM NASDAQ HEARINGS PANEL

The Nasdaq Hearings Panel granted the request of Mullen Automotive to continue its listing on The Nasdaq Capital Market, subject to conditions

BREA, Calif., October 26, 2023– via InvestorWire – Mullen Automotive, Inc. (NASDAQ: MULN) (“Mullen” or the “Company”), an emerging electric vehicle (“EV”) manufacturer, announces today that the Nasdaq Hearings Panel (“Panel”) has granted Mullen’s request to continue its listing on The Nasdaq Capital Market, subject to the following conditions:

1.	on or before Jan. 22, 2024, the Company must demonstrate compliance with Listing Rule 5550(a)(2), by maintaining a closing bid price of $1 per share for 20 consecutive trading sessions; and
2.	on or before March 8, 2024, the Company must demonstrate compliance with Listing Rule 5620(a) by holding an annual shareholder meeting.

While the Company held an annual meeting on Aug. 3, 2023, and the proposals that were approved at such meeting including the election of directors are, and remain, valid, the Nasdaq Listing Qualifications Department determined that the meeting did not satisfy Listing Rule 5620(a) since the Company did not afford stockholders the opportunity to discuss Company affairs with management at the meeting. In order to demonstrate compliance, the Company plans to hold a combined 2023 and 2024 annual meeting.

“I am pleased Nasdaq gave the Company this opportunity to continue implementing its business plan. We are diligently working to regain and maintain compliance with Nasdaq’s continued listing requirements,” said David Michery, CEO and chairman of Mullen Automotive.

About Mullen

Mullen Automotive (NASDAQ: MULN) is a Southern California-based automotive company building the next generation of electric vehicles (“EVs”) that will be manufactured in its two United States-based assembly plants. Mullen's EV development portfolio includes the Mullen FIVE EV Crossover, Mullen-GO Commercial Urban Delivery EV, Mullen Commercial Class 1-3 EVs and Bollinger Motors, which features both the B1 and B2 electric SUV trucks and Class 4-6 commercial offerings. On Sept. 7, 2022, Bollinger Motors became a majority-owned EV truck company of Mullen Automotive, and on Dec. 1, 2022, Mullen closed on the acquisition of all of Electric Last Mile Solutions' (“ELMS”) assets, including all IP and a 650,000-square-foot plant in Mishawaka, Indiana.

To learn more about the Company, visit www.MullenUSA.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Mullen and are difficult to predict. Examples of such risks and uncertainties include but are not limited whether the Nasdaq Listing and Hearing Review Council will review and if so, uphold the decision made by the Panel and whether the Company will be successful in regaining and maintaining Nasdaq listing compliance. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by Mullen with the Securities and Exchange Commission. Mullen anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Mullen assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Mullen’s plans and expectations as of any subsequent date.

Contact:

Mullen Automotive, Inc.

+1 (714) 613-1900

www.MullenUSA.com